SMITH BARNEY INVESTMENT TRUST

on behalf of

SMITH BARNEY MID CAP CORE FUND

Supplement Dated May 12, 2005

to

Prospectus Dated March 28, 2005

The information set forth under the heading, “Management,” in the Prospectus is revised and superseded to read as follows:

Management

Effective May 11, 2005, a team of individuals employed by Smith Barney Fund Management LLC manages the day-to-day operations of the fund. The members of the team are Brian M. Angerame, Derek J. Deutsch and Peter C. Stournaras.

Brian Angerame is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the fund, including initiating buy/sell orders. He is sector manager with coverage of consumer discretionary, consumer staples, and industrials. He joined the manager in 2000. Mr. Angerame worked as a consumer analyst with Citigroup Asset Management (“CAM”) prior to assuming the role of portfolio manager. Prior to joining the manager, Mr. Angerame was a portfolio manager and analyst with Prudential Investment Management from 1997 to 2000.

Derek Deutsch is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the fund, including initiating buy/sell orders and coordinating with research personnel. He is sector manager with coverage of healthcare and information technology. He joined CAM in 1999. Mr. Deutsch worked as a healthcare analyst with CAM prior to assuming the role of portfolio manager. Prior to joining the manager, Mr. Deutsch was a special assistant for the U.S. Department of Health and Human Services from 1994 to 1996.

Peter Stournaras is a Director and Portfolio Manager for the manager with day-to-day responsibility for managing the fund, including initiating buy/sell orders and conducting quantitative analysis for the fund. He joined CAM in 1998. Mr. Stournaras worked as the Head of Quantitative Equity Analysis on the Global Equities Platform of CAM prior to assuming the role of portfolio manager. Prior to joining the manager, Mr. Stournaras was a senior consultant with Deloitte and Touche LLP.

FD03181